                                                                  EXHIBIT 21-(1)

                    SUBSIDIARIES OF TRANSOCEAN OFFSHORE INC.

                                                                   JURISDICTION
                                                                        OF
NAME                                                               ORGANIZATION
----                                                              --------------
Offshore Petroleum Services LDC.................................. Cayman Islands
Sonat Offshore Far East LDC...................................... Cayman Islands
Sonat Offshore International LDC................................. Cayman Islands
Sonat Offshore S.A...............................................     Panama
  Asie Sonat Offshore Sdn. Bhd...................................    Malaysia
  Sonat Brasocean Servicos de Perfuracoes Ltda...................     Brazil
  Sonat Offshore do Brazil Perfuracoes Maritimos Ltda............     Brazil
Sonat Servicos Maritimos Ltda....................................     Brazil
Transhav AS......................................................     Norway
Transocean Enterprise Inc........................................    Delaware
Transocean Offshore Drilling International Inc...................    Delaware
Transocean Offshore Drilling Services Inc........................    Delaware
Transocean Offshore Limited...................................... Cayman Islands
Transocean Offshore (North Sea) Limited.......................... Cayman Islands
Transocean Offshore Norway Inc...................................    Delaware
Transocean Offshore Services Ltd................................. Cayman Islands
Transocean Offshore Turnkey Drilling Inc. .......................    Delaware
  EPN-Sonat, S.A. de C.V.........................................     Mexico
  ES Perforadora.................................................     Mexico
  Offshore Turnkey Ventures......................................     Texas
  Offshore Turnkey Ventures L.L.C. ..............................    Delaware
Transocean Offshore USA Inc......................................    Delaware
Transocean Offshore Ventures Inc.................................    Delaware
  Transocean Offshore (U.K.) Inc. ...............................    Delaware
Transocean ASA...................................................     Norway
  Transocean Petroleum Technology AS.............................     Norway
    Transocean Petroleum Technology Ltd..........................      U.K.
    Transocean Internationale S.A................................   Argentina
  Transocean Ensign Technology Ltd...............................     Canada
  ITC AS.........................................................     Norway
  Vestbid Flyplassinvest AS......................................     Norway
  Mdt-Norske Drillsjenester......................................     Norway
  Anchor Drilling Fluids AS......................................     Norway
    Norbar Minerals AS...........................................     Norway
    Sun-Tek AS...................................................     Norway
  Procon Engineering AS..........................................     Norway
    Lynne Projects Ltd...........................................      U.K.
      Procon Engineering UK Ltd..................................      U.K.
      Defiant Weighing Ltd.......................................      U.K.
  Transocean Drilling USA Inc. (formerly Wilrig USA Inc.)........    Delaware
  Transocean Drilling Co. Inc....................................     Panama
  Transocean Drilling AS.........................................    Denmark
  Transocean Drilling Netherlands Ltd............................    Bahamas
  Transnor Rig Ltd...............................................      U.K.
  Transocean Drilling (Nigeria) Ltd..............................    Nigeria
  SDS Offshore Ltd...............................................      U.K.
    Ross Offshore Ltd............................................      U.K.
    Transocean Drilling Ltd......................................      U.K.

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
                                                                JURISDICTION OF
                                                                      NAME
NAME                                                              ORGANIZATION
----                                                            ----------------
    Shell Drilling Ltd.........................................       U.K.
    Transocean Kan Tan Ltd.....................................       U.K.
      Transocean Sino Ltd......................................       U.K.
  Wilrig Offshore Ltd. UK......................................       U.K.
  Transocean Drilling Inc. (formerly Wilrig Drilling Inc.).....      Canada
  Wilrig Holdings Ltd. UK......................................       U.K.
  Wilrig International AS......................................      Norway
    Odebrecht--Transocean JV...................................      Brazil
  SDS Offshore AS..............................................      Norway
  Ross International AS........................................      Norway
  Transocean Management AS.....................................      Norway
  Ross Drilling Co. AS.........................................      Norway
  North Sea Drilling Services AS...............................      Norway
  Wilrig Offshore Bahamas Inc..................................     Bahamas
  Transocean Drilling GmbH.....................................     Germany
  Duetag Transocean AS.........................................      Norway
  TO Welltrain AS..............................................      Norway
  Treasure Nymphea AS..........................................      Norway
  Transnor Rig AS..............................................      Norway
  Ross Offshore AS.............................................      Norway
  Target Drilling Services AS..................................      Norway
  Pelerin Drilling AS..........................................      Norway
    Dynamic Drilling Partnership............................... Marshall Islands
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